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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 13, 2003
                                                --------------------

                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-29739                11-3239091
-----------------------------     --------------      -----------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


               575 8th Avenue, 8th Floor, New York, New York    10018
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code        (212) 798-9100
                                                  -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                  99.1 Press Release dated May 13, 2003.

Item 9. Regulation FD Disclosure (Information Provided Under Item 12 - Results of Operations and Financial Condition).

     On May 13, 2003, Register.com, Inc. issued a press release announcing its financial results for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information required by Form 8-K, Item 12-Results of Operations and Financial Condition, is being furnished under Item 9 pursuant to SEC Release No. 34-47583. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                REGISTER.COM, INC.
                                                -------------------------------
                                                (Registrant)


 May 13, 2003                                    /s/ Jack S. Levy
--------------                                   ------------------------------
    Date                                         Jack S. Levy, Vice President,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number        Description
--------------        -----------

99.1                  Press Release dated May 13, 2003.